WAIVER AND CONSENT AGREEMENT

     THIS WAIVER AND CONSENT AGREEMENT (this "Agreement") dated as of May 29, 2008, is by and among PHS Group Inc., a Pennsylvania corporation (the "Borrower"), Synergy Brands Inc., a Delaware corporation (the "Parent Company"), and Lloyd I. Miller, III ("Miller") and Milfam I L.P., a Georgia limited partnership, ("Milfam" and collectively referred to herein with Miller as the "Purchasers"). Capitalized terms not otherwise defined herein shall have the meaning as set forth in the Purchase Agreement (as defined below).

                                 R E C I T A L S

     A. WHEREAS, the Borrower, the Parent Company and the Purchasers are parties to that certain Securities Purchase Agreement dated as of January 19, 2007, as amended by that certain First Amendment to Securities Purchase Agreement, dated as of April 5, 2007, as further amended, supplemented or otherwise modified from time to time (the "Purchase Agreement"), pursuant to which (x) the Borrower issued and sold to the Purchasers an initial aggregate principal amount of $8,000,000 of its secured promissory notes (the "Secured Notes") and (y) the Parent Company issued and sold to the Purchasers an aggregate of 1,075,000 shares of common stock, par value $0.01 per share, of the Parent Company.

     B. WHEREAS, as a condition to the Purchasers' obligations to enter into the Purchase Agreement and to extend credit to the Borrower thereunder, the Borrower, the Parent Company and certain subsidiaries of the Parent Company, including Gran Reserve Corporation, a Florida corporation ("Gran Reserve") executed and delivered that certain Security, Pledge and Guaranty Agreement, dated as of January 19, 2007, as amended by that certain First Amendment to Security, Pledge and Guaranty Agreement, dated as of April 5, 2007, as further amended, supplemented or otherwise modified from time to time (the "Security Agreement" and collectively referred to with the Purchase Agreement and any related ancillary documents thereto, including any related exhibits and schedules, each as amended, supplemented or otherwise modified from time to time the "Loan Documents"), as security for the payment and performance of all obligations of the Borrower and the Parent Company to the Purchasers and to guarantee all of the obligations of the Borrower and the Parent Company under the Purchase Agreement.

     C.. WHEREAS, the Parent Company intends to enter into a Stock Purchase Agreement (the "Stock Purchase Agreement"), in substantially the form attached hereto as Exhibit A, with GRC Group, a Florida corporation ("GRC'), and Gran Reserve, a wholly owned indirect subsidiary of the Parent Company, pursuant to which, among other things, the Parent Company would sell, transfer and assign to GRC all of the Company Stock (as defined in the recitals of the Stock Purchase Agreement) for the Purchase Price (as defined in Section 2 of the Stock Purchase Agreement) (the "Sale Transaction");

     D. WHEREAS, pursuant to Section 5.10 of the Purchase Agreement ("Section 5.10"), the sale and transfer of the Company Stock by the Parent Company in connection with the Sale Transaction would constitute a substantial asset sale;

     E. WHEREAS, pursuant to Section 2.2 of the Security Agreement ("Section 2.2"), the transfer of the Company Stock in connection with the Sale Transaction would constitute a transfer of a portion of the Collateral (as defined in the Security Agreement); and

     F. WHEREAS, each of the Purchasers consents to the sale and transfer of the Company Stock and the receipt of the Purchase Price in connection therewith, and desires to waive any breach or default which may arise as a result of the consummation of the Sale Transaction.

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                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Waiver and Consent.

     (a) Section 5.10 of the Purchase Agreement. Each of the Purchasers hereby consents to the Parent Company's sale and transfer of the Company Shares in connection with the consummation of the Sale Transaction. Each of the Purchasers hereby expressly acknowledges and agrees that the sale and transfer of the Company Stock will not constitute a breach or default under Section 5.10 of the Purchase Agreement.

     (b) Section 2.2 of the Security Agreements. Each of the Purchasers hereby consents to the Company's sale and transfer of the Company Stock in connection with the consummation of the Sale Transaction. Each of the Purchasers hereby expressly acknowledges and agrees that the sale and transfer of the Company Stock will not constitute a breach or default under Section 2.2 of the Security Agreement.

     2.  Effect on Loan  Documents.  Other than as  expressly  set forth in this
Agreement:

     (a) Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Event of Default under the Loan Documents, (ii) any of the agreements, terms or conditions contained in the Loan Documents and all such agreements, terms and conditions contained in the Loan Documents shall remain in full force and effect, (iii) any rights, remedies or claims of the Purchasers with respect to the Loan Documents, or (iv) the rights of the Purchasers to collect the full amounts owing to them under the Secured Notes; and

     (b) The foregoing waivers and consents by the Purchasers shall not be construed as waivers of, or consents to, any other breach by the Parent Company, the Borrower or any of their direct and indirect subsidiaries pursuant to any other provision(s) of the Loan Documents.

     3. Representations and Warranties. The Parent Company and the Borrower each hereby represent and warrant to the Purchasers (as of the date hereof) that: (i) it has full power and authority to enter into this Agreement, the Stock Purchase Agreement and the transactions contemplated thereby and such transactions have been duly authorized, are valid and enforceable against it, are not in contravention of any law, order or agreement by which it is bound and do not require any consent, notice or filing of any kind; and (ii) no Event of Default under the Purchase Agreement nor Default under the Security Agreement has occurred and is continuing.

     4. Continuing Security Interest. Both the Parent Company and the Borrower hereby represent, warrant, acknowledge, ratify and agree that the Security Interest (as defined in the Security Agreement) secures and shall continues to secure the payment and performance of the Obligations (as defined in the Security Agreement), including, without limitation, the Secured Notes; provided, however, that solely with respect to the grant of the Security Interest made by Gran Reserve for the benefit of the Secured Parties under the Security Agreement, such grant made by Gran Reserve shall terminate upon the receipt by the Secured Parties of a notice in writing by the Parent Company that the indebtedness owed by GRC to the Parent Company under that certain secured promissory note issued by GRC to the Parent Company in connection with the Sale Transaction in the initial principal amount of $400,000 has been paid in full in cash. Upon receipt of such notice by the Secured Parties the Security Interest granted by Gran Reserve to the Secured Parties under the Security Agreement shall automatically terminate and the Security Agreement with respect thereto shall be of no further force nor effect.

     5. Entire Agreement. This Agreement shall be construed in connection with and as part of the Loan Documents, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents and each other document, schedule, exhibit or instrument referenced in the Loan Documents, except as herein expressly waived, are hereby ratified and confirmed and shall remain in full force and effect.

     6. Miscellaneous.

     (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Parent Company, the Borrower and the Purchasers, respectively.

     (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to any conflicts of law).

     (c) This Agreement may be executed in counterparts, which together shall constitute one Agreement.

     (d) By their signatures below, the parties acknowledge that they have had sufficient opportunity to read and consider, and that they have carefully read and considered, each provision of this Agreement and that they are voluntarily signing this Agreement.

                          [SIGNATURES BEGIN NEXT PAGE]


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     IN WITNESS WHEREOF,  the parties hereto have caused this Waiver and Consent
Agreement to be duly executed as of the date first written above.

                                            PHS GROUP INC., the Borrower



                                            By:
                                               ----------------------------
                                            Name:
                                               ----------------------------
                                            Title:
                                               ----------------------------

                                         SYNERGY BRANDS INC., the Parent Company



                                            By:
                                               ----------------------------
                                            Name:
                                               ----------------------------
                                            Title:
                                               ----------------------------


PURCHASERS:

MILFAM I L.P.

By:  Milfam LLC
Its:   General Partner


By:
----------------------------
Name:  Lloyd I. Miller, III
Title:  Manager


LLOYD I. MILLER, III



By:
---------------------------
Name: Lloyd I. Miller, III